UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 7, 2014

Innocent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-150061	98-0585268
(Commission File Number)	(IRS Employer Identification #)

3280 Suntree Blvd

Suite 105

Melbourne, FL 32940

(Address of principal executive offices)

(954) 769-0040

(Registrant's telephone number, including area code)

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 6, 2014, the Board of Directors of the registrant dismissed Sam Kan and Company, its independent registered public account firm. On the same date, January 6, 2014, the accounting firm of KLJ and Associates, LLP was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant approved of the dismissal of Sam Kan and Company and the engagement of KLJ Associates, LLP as its independent auditor. None of the reports of Sam Kan and Company on  the  Company's financial statements for either of the past  two  years  or  subsequent  interim period contained an adverse opinion or disclaimer  of  opinion,  or  was qualified or modified as to uncertainty, audit scope  or  accounting principles, except that the Registrant's audited financial statements  contained  in  its  Form 10-K for the fiscal year ended August 31, 2012  a  going  concern  qualification  in  the  registrant's  audited financial statements.

Sam Kan and Company notified the registrant that they no longer serve as a PCAOB registered auditor and they will assist the new auditor if necessary.

During  the registrant's two most recent fiscal years and the subsequent interim periods  thereto,  there  were  no  disagreements  with  Sam Kan and Company whether  or  not  resolved, on any matter of accounting principles or practices,  financial  statement  disclosure,  or  auditing  scope or procedure, which,  if not resolved to Sam Kan and Company satisfaction, would have  caused  it  to make reference to the subject matter of the disagreement in connection  with  its  report  on  the  registrant's  financial  statements.

The  registrant  has  requested  that Sam Kan and Company furnish it with  a  letter  addressed  to  the  Securities  and Exchange Commission stating whether  it  agrees  with  the above statements.  To date we have not received the promised letter and have decided to file this 8K without, and will file an amended 8KA in the event we receive the requested letter.

On January 6, 2014, the Board of Directors of the Registrant engaged KLJ Associates, LLP registered with the PCAOB as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted KLJ Associates, LLP regarding any of the matters set forth in Item 304(a) (2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innocent, Inc.

(Registrant)

/s/ Wayne A.Doss

Wayne A. Doss

President, Chief Executive

Officer, and Director

Dated: January 13, 2014